UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 27, 2012 (March 26, 2012)

Date of Report (date of earliest event reported)

NEUROGESX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33438	94-3307935
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices)

(650) 358-3300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 26, 2012, NeurogesX, Inc. (the “Company”) entered into an amendment (the “Amendment”) of a warrant originally issued on August 5, 2011 (the “Warrant”) to Hercules Technology Growth Capital, Inc. (“Hercules”) in connection with the entry of the Company into a Loan and Security Agreement with Hercules. Under the terms of the Amendment, changes were made to Section 9(h) of the Warrant to require the Company to maintain the listing of its common stock on the Nasdaq Global Market, Nasdaq Capital Market, OTCBB, OTCQB or OTCQX instead of the original terms of such section which required the Company to maintain such listing only on the NASDAQ Global Market. Additionally, the number of shares of Company common stock underlying the Warrant was increased from 791,667 to 1,950,000 and the exercise price per share of common stock was decreased from $1.80 to $0.50. No other consideration was provided by either party in connection with entry into the Amendment.

The Amendment was entered into pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and by Regulation D promulgated thereunder.

The foregoing is not a complete summary of the terms of the Amendment or the Warrant described in this Item 1.01, and reference is made to the complete text of the Amendment attached hereto as Exhibit 4.1 and the Warrant attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 9, 2011 (the “Original 8-K”). A description of other terms of the Warrant contained in Item 1.01 of the Original 8-K is also hereby incorporated by reference into this Item 1.01.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

4.1	First Amendment to Warrant Agreement, dated as of March 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

Date: March 27, 2012	By:	/S/ STEPHEN F. GHIGLIERI
Stephen F. Ghiglieri
Executive Vice President, Chief Operating Officer Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

4.1	First Amendment to Warrant Agreement, dated as of March 26, 2012.